UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2024

ABSCI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40646	85-3383487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
18105 SE Mill Plain Blvd
Vancouver, WA 98683
(Address of principal executive offices, including zip code)
(360) 949-1041
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ABSI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events.

Absci Corporation (the "Company") has successfully completed the first milestone in its AI-driven drug discovery collaboration with AstraZeneca, a global biopharmaceutical company, to deliver an AI-designed antibody against an oncology target.

The Company successfully delivered AI de novo designed antibody sequences to AstraZeneca in fulfillment of the first milestone under the collaboration, first announced in December 2023. Following election by AstraZeneca, the Company and AstraZeneca will advance the antibody sequences into AI-lead optimization. The collaboration combines the Company's Integrated Drug Creation™ platform with AstraZeneca's expertise in oncology with the goal of accelerating the discovery of a potential new cancer treatment candidate.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the information incorporated by reference herein, contains forward-looking statements. Statements in this Current Report on Form 8-K may include statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “potential,” and variations of such words or similar expressions. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, including our ability to advance our collaboration with AstraZeneca into lead optimization and to achieve our goals of bringing a new generation of AI-created therapeutics to patients in need and of accelerating the discovery of a potential new cancer treatment candidate, reflect the Company’s current views about its plans, intentions, expectations and strategies, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, it can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, but not limited to, the risk that the Company may not be able to effectively collaborate on research, drug discovery and development activities with our partners or potential partners, our existing and potential partners’ ability and willingness to pursue the development and commercialization of programs or product candidates under the terms of our partnership agreements, and overall market conditions and regulatory developments that may affect our and our partners’ activities under these agreements, as well as those risks set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its other filings with the U.S. Securities and Exchange Commission. These forward-looking statements are based upon the current expectations and beliefs of the Company’s management as of the date of this Current Report on Form 8-K, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, the Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Absci Corporation

Date: September 4, 2024	By:	/s/ Shelby Walker
Shelby Walker
Chief Legal Officer